Form 8-k is being submitted pursuant to Rule 901(d) of Regulation S-T

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   January 16, 2003

First Financial Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware State or other jurisdiction of incorporation	0-17122 Commission File Number	57-0866076 I.R.S. Employer I.D. number

34 Broad Street, Charleston, South Carolina (Address of principal executive offices)	29401 (Zip Code)

(843) 529-5933 Registrant’s telephone number (including area code)

Item 5. Other Events

On January 16, 2003 First Financial Holdings, Inc. announced the results for the first quarter ended December 31, 2002.

For more information regarding this matter, see the press release attached hereto as Exhibit 1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit (1). Press release dated January 16, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC /s/ Susan E. Baham —————————————— Susan E. Baham Senior Vice President, Chief Financial Officer and Principal Accounting Officer

Date: January 16, 2003